UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

INNOCOLL HOLDINGS
PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-37720 (Commission File Number)	N/A (IRS Employer Identification Number)

Innocoll Holdings plc
Unit 9, Block D
Monksland Business Park
Monksland, Athlone
 Ireland
(Address of principal executive offices)

+353 (0) 90 648 6834
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07. Submission to a Vote of Security Holders.

As previously reported, Innocoll Holdings plc, a public limited company incorporated in Ireland (the “Company”), entered into a Transaction Agreement on April 4, 2017 by and among the Company, Gurnet Point L.P., a Delaware limited partnership acting through its general partner Waypoint International GP LLC (“Gurnet Point”), and Lough Ree Technologies Limited, an Irish private limited company and wholly-owned subsidiary of Gurnet Point (“Gurnet Bidco”), in connection with a proposed acquisition (the “Acquisition”) of the entire issued and to be issued share capital of the Company by Gurnet Bidco, by means of a scheme of arrangement (the “Scheme”) under Chapter 1 of Part 9 of the Irish Companies Act of 2014 (the “Companies Act”).

On June 28, 2017, the Company held a meeting of the Scheme shareholders (the “Scheme Meeting”) and an extraordinary general meeting of shareholders (the “EGM”), in each case relating to approval of the Scheme and proposals required to implement the Scheme.

A quorum was present at each of the Scheme Meeting and the EGM. The Company’s shareholders approved each of the proposals at the Scheme Meeting and the EGM required to approve and implement the Scheme.

The final results of voting on each of the proposals submitted to a vote of the Company’s shareholders at the Scheme Meeting and the EGM are as follows:

Scheme Meeting

1.	The shareholders approved the Scheme in its original form with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court of Ireland (the “High Court”).

Votes For	Votes Against	Withheld	Percentage of Votes in Favor
21,970,315	65,251	419,427	99.70%

EGM

1.	Special Resolution: Amendment of Memorandum of Association

The shareholders approved an amendment to the Memorandum of Association of the Company to authorize the Company to enter into any scheme of arrangement with its creditors or members or any class of them pursuant to Chapter 1 of Part 9 of the Companies Act.

Votes For	Votes Against	Withheld	Percentage of Votes in Favor
21,983,381	63,350	420,583	99.71%

2.	Ordinary Resolution: To Approve the Scheme

The shareholders approved the Scheme in its original form (or such amended form as the High Court may permit to be put before the Scheme Meeting), or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court, and authorized the directors of the Company to take all such action as they consider necessary or appropriate for carrying the Scheme into effect.

Votes For	Votes Against	Withheld	Percentage of Votes in Favor
21,981,945	64,841	420,528	99.71%

3.	Special Resolution: Cancellation of Cancellation Shares

The shareholders approved the cancelation and extinguishment of all the Cancellation Shares (as defined in the Scheme) without the reduction of the authorised share capital of the Company.

Votes For	Votes Against	Withheld	Percentage of Votes in Favor
21,960,733	81,861	424,720	99.63%

4.	Ordinary Resolution: Application of the Reserve arising on the Reduction of Capital in Paying up and Issuing Shares

The shareholders authorized the directors to apply the reserve arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares to paying up in full at par such number of New Innocoll Shares (as defined in the Scheme) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 3, such New Innocoll Shares to be allotted and issued to Gurnet Bidco and/or its nominee(s) in the manner described in the Scheme credited as fully paid up and free from all liens, equities, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

Votes For	Votes Against	Withheld	Percentage of Votes in Favor
21,977,415	66,130	423,769	99.70%

5.	Special Resolution: Amendment to Articles

The shareholders approved an amendment to the Articles of Association of the Company in furtherance of the Scheme.

Votes For	Votes Against	Withheld	Percentage of Votes in Favor
21,980,296	64,490	422,528	99.71%

Item 8.01. Other Events.

On June 28, 2017, the Company issued a press release announcing the results of the Scheme Meeting and the EGM. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this announcement are forward-looking and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.  Forward-looking statements can typically be identified by the use of forward-looking terminology, such as “expects”, “believes”, “may”, “will”, “could”, “should”, “intends”, “plans”, “predicts”, “envisages”, “estimates”, “forecast”, “outlook”, “guidance”, “possible”, “projects”, “potential” or “anticipates” or other similar words and expressions and include, without limitation, any projections relating to results of operations and financial conditions of either Gurnet Point, Gurnet Bidco or Innocoll and their respective subsidiary undertakings from time to time, as well as plans and objectives for future operations, expected future revenues, financing plans, expected expenditures, expected synergies and divestments relating to Gurnet Point, Gurnet Bidco or Innocoll and discussions of Gurnet Point’s, Gurnet Bidco’s or Innocoll’s business plans. All forward-looking statements in this document made by Gurnet Point and / or Gurnet Bidco are based upon information known to Gurnet Point and / or Gurnet Bidco on the date of this document and all forward-looking statements in this document made by Innocoll are based upon information known to Innocoll on the date of this document. Except as expressly required by law, Gurnet Point, Gurnet Bidco and Innocoll disclaim any intent or obligation to update or revise these forward-looking statements. None of Gurnet Point, Gurnet Bidco or Innocoll undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, save as may be required by law. Although none of Gurnet Point, Gurnet Bidco or Innocoll undertake any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that any of Gurnet Point, Gurnet Bidco or Innocoll may make directly to you or through reports that any of Gurnet Point, Gurnet Bidco or Innocoll, in the future, may file with the Securities and Exchange Commission (“SEC”). Unless otherwise indicated, the information in this document is as of June 28, 2017.

It is not reasonably possible to itemize all of the many factors and specific events that could cause the forward-looking statements in this document to be incorrect or could otherwise have a material effect on the future operations or results of the Company. Further information on the primary risks of the business and the risk management of the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which is filed with the SEC.

Statements Required by the Irish Takeover Rules

The Company’s Directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Company’s Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Piper Jaffray & Co. (“Piper Jaffray”), which is a securities broker-dealer registered with the U.S. SEC  and subject to regulation by the SEC and the Financial Industry Regulatory Authority, is acting as financial adviser exclusively for the Company and for no one else in connection with the Acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than the Company for providing the protections afforded to clients of Piper Jaffray or for providing advice in relation to the Acquisition or any other matters referred to in this announcement.

No Offer or Solicitation

This announcement is not intended to, and does not, constitute or form part of any offer to purchase, sell, subscribe for, exchange or otherwise dispose of, or the solicitation of an offer to purchase, sell, subscribe for, exchange or dispose of, or an invitation to purchase, sell, subscribe for, exchange or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, to or from any person to whom it is unlawful to make any such offer, invitation or solicitation in such jurisdiction nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  This announcement does not constitute a prospectus or an equivalent document.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Innocoll, all ‘dealings’ in any ‘relevant securities’ of Innocoll (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (New York time) on the ‘business day’ following the date of the relevant transaction. This requirement will continue until the date on which the ‘offer period’ ends. If two or more persons cooperate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Innocoll, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Innocoll by Gurnet Point or Gurnet Bidco or by any party acting in concert with any of them, must also be disclosed by no later than 11:59 a.m.(New York time) on the ‘business day’ following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities.  In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website.  If you are in any doubt as to whether you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

General

Certain capitalized words used in this announcement and not herein defined have the meanings given to such words in the Rule 2.5 Announcement dated April 4, 2017 issued by Innocoll and Gurnet Point (the “Rule 2.5 Announcement”).  The bases and sources set out in the Rule 2.5 Announcement have been used in this announcement, unless otherwise stated or the context otherwise requires.

A copy of this announcement will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Gurnet Point website at www.gurnetpointlpoffer.com and the Innocoll website at www.innocoll.com by no later than 12.00 p.m. on the business day following this announcement and throughout the course of the Acquisition.  The contents of Gurnet Point website, Innocoll website nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this announcement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No	Description
99.1	Press Release issued by the Company on June 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2017	INNOCOLL HOLDINGS PLC

	By:	/s/ Anthony Zook
Name: Anthony Zook
Title: Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No	Description
99.1	Press Release issued by the Company on June 28, 2017